UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 25, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On January 25, 2005, the Board of Directors of Business Objects S.A. (the “Company”), amended Article 6 of the Company’s Bylaws (the “Amended Bylaws”). The Amended Bylaws stipulates the increase of the stated share capital of the Company to €9,592,176.60 from a stated share capital of €9,562,549.30. This increase is a result of the issuance of shares following the exercise of stock options by the employees of the Company and its subsidiaries.

     A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Business Objects S.A, as amended January 25, 2005 (English translation)

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005

BUSINESS OBJECTS S.A.

By:	/s/ James R. Tolonen

James R. Tolonen
Chief Financial Officer and Senior Group
Vice President

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Business Objects S.A, as amended January 25, 2005 (English translation)

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